Call Option Agreement

股权转让期权协议

This Call Option Agreement (the“Agreement”) is made by the following parties in Guangzhou, the People’s Republic of China (“China”), on April 6th, 2015.

本股权转让期权协议（“本协议”）系由以下各方于2015年_4月_6_日在中华人民共和国（“中国”）广州市签署：

1.

Gewang Selenium Enrichment Information Consulting (Shenzhen) Co., Ltd. (hereafter referred to as Gewang Selenium Enrichment)

格旺富硒信息咨询（深圳）有限公司（以下简称“格旺富硒”）

Address：Room 628, 6th Floor, Building #1 Meilin Duoli Industrial Park, North Ring Road, Futian District, Shenzhen.

地址：深圳市福田区北环路梅林多丽工业区1栋6层628房

2.

Zhang Shili张士力

ID（身份证号码）：370402196202100030

   Address(地址)：Room 503, Unit 2, Building #4, No. 685 Jinji Road, Mount Qian, Xiangzhou District, Zhuhai City, Guangdong Province. (广东省珠海市香洲区前山金鸡路685号4栋2单元503房)

3．

Zeng Yun曾云

ID（身份证号码）：512930196404290259

Address(地址)：No.1, 4th Floor, Unit 3, No. 24 Lotus Pond Street, Langzhong City, Sichuan Province. (四川省阆中市古莲池街24号3单元4楼1号)

4.  Xu Wei徐巍

ID（身份证号码）：220723197903061417

Address(地址)：Room 402, #6 Huayuan Road, Pengjiang District, Jiangmen City, Guangdong Province. (广东省江门市蓬江区华园路6号402)

(Zhang Shili, Zeng Yun, and Xu Wei hereinafter referred to as the “The existing shareholders” or “shareholders”, all the parties hereinafter collectively referred to as the “PARTIES” and individually as a “PARTY”)

（下文中任何单方称为“一方” ，所有方合称为“各方”， 张士力、曾云、徐巍以下分别及共同被称为“现有股东”或“股东”）

Whereas:

鉴于：

1.

The existing shareholders are the shareholders of Guangdong Gewang Biotechnology Co.,Ltd ( a liability limited company incorporated under the laws of the People’s Republic of China (the “PRC”), whose registered offices are located at Pearl River New Town, Guangzhou Province, China, hereinafter referred to as “Guangdong Gewang” or “the Company”).

现有各股东为广东格旺生物科技股份有限公司（一家按照中国法律成立并有效存续的有限责任公司股东，其注册地址为中国广州珠江新城,以下称“广东格旺”或“公司”）的在册股东。

2.

The existing shareholders have intention to transfer their stocks of Guangdong Gewang to “Gewang Selenium Enrichment” respectively without breaking Chinese laws, “Gewang Selenium Enrichment” has intention to accept the transfer.

现有股东有意在不违反中国法律时向格旺富硒转让其各自在广东格旺所持有的全部股权，格旺富硒有意接受该等转让。

3.

In order to carry out the exchange of the ownership of the stocks, the existing shareholders hereby irrevocably grants to “Gewang Selenium Enrichment” an option to purchase, to the extent permitted under PRC Law, according to the call option agreement, the existing shareholders shall transfer their option (defined below) to Gewang Selenium Enrichment or any other designated entity of individual according to the requirements of Gewang Selenium Enrichment.

为实现上述股权转让，现有股东同意共同向格旺富硒授予一项不可撤销的股权转让期权（以下称“转股期权”），根据该等转股期权，在中国法律允许的前提下，现有股东应根据格旺富硒的要求，将期权股权（如下文之定义）按照本协议的规定转让给格旺富硒和/或其指定的任何其他实体或个人持有。

NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:

因此，各方经协商一致，达成协议如下：

Article 1 Definitions

第一条  定义

Terms used in this Agreement shall have the meanings set forth below:

除非根据上下文应另作解释，本协议中，下列词语将作出如下解释：

“PRC Laws and Regulations”：Means the currently effective laws, administrative regulations, local regulations, explanations and other binding legal documents.

“中国法律”：

指届时有效的中华人民共和国的法律、行政法规、行政规章、地方法规、司法解释及其他有约束力的规范性文件。

 “Call Option”：

Means equity interests each shareholder has in the Company’s registered capital and all the equity interests in the Company in total.

“期权行权”：

就各现有股东而言，指其在公司注册资本（如下文定义）中所分别持有的全部股权；就全体现有股东而言，即指占公司注册资本100%的股权。

“The Company’s Registered Capital”：

Means at the date of this Agreement, The Company’s registered capital (RMB 10,000,000 Yuan), including any enlarged registered capital after future capital increase.

“公司注册资本”：

在本协议签署之日，指公司的注册资本人民币 10,000,000元，亦包括在本协议有效期内因任何增资而形成的扩大后的注册资本。

“Exercise of Options”：

Means when Gewang Selenium Enrichment exercises its options, it has the right to ask the shareholders transfer the Company’s shares wholly or in part toGewang Selenium Enrichment or its designated entity or natural person. The specific amount shall be freely decided by Gewang Selenium Enrichment according to PRC laws and its business concern.

“期权行使”：

指格旺富硒在行使其转股期权（以下称“行权”）时，根据本协议第 3.2条的规定，有权要求现有股东向其或其指定的实体或个人转让的公司的股权，其数量可以为期权股权的全部或者部分，具体数额由格旺富硒根据届时中国法律的规定及其自身的商业考虑而自由酌定。

“Exercise Price”：

Each time when Gewang Selenium Enrichment  exercises the option, Gewang Selenium Enrichment  shall pay consideration to shareholders. The exercise price of Gewang Selenium Enrichment or its designated entity or natural person is RMB 1 Yuan. If at that time there is any regulatory PRC laws regulating the minimum price, the minimum price regulated by PRC laws shall be the exercise price.

“行权价格”：

指在每次行权时，格旺富硒或其指定的实体或个人为取得转让期权而需向现有股东支付的全部对价。在格旺富硒每次行权时，格旺富硒或其指定的实体或个人应向各个现有股东支付的全部转股价格均为人民币1元。如中国法律对届时的转股价格有任何强制性规定，格旺富硒或其指定的实体或个人有权根据中国法律，以中国法律所允许的最低价格作为转股价格。

“Certificates”：

Means the Company’s approval, permission, registration, including but not limited to Business License, Tax Registration and other related certificates required by PRC laws for its effective and legal operation.

“经营证照”：

指公司为合法、有效经营其所有业务而必须持有的任何批准、许可、备案、登记等，包括但不限于《企业法人营业执照》、《税务登记证》，以及中国法律届时要求的其他相关许可和证照；

“The Company’s Assets”：

Means all tangible and intangible assets owned or authorized to use during the term of this Agreement, including but not limited to trade mark, copy right, patent, technology, domain name, software use right and other intellectual property.

“公司资产”：

指公司在本协议有效期内所拥有或者有权使用的全部有形和无形资产，包括但不限于任何不动产、动产，以及商标、著作权、专利、专有技术、域名、软件使用权等知识产权；

“Principal Agreement”：

Means agreements the Company enters into and has material effect on the Company’s business and assets, including but not limited to Exclusive Technical Service entered into with Gewang Selenium Enrichment, and Business Consulting Agreement and other agreements relevant to the company’s business.

“重大协议”：

指公司作为一方的对公司的业务或资产有重大影响的协议，包括但不限于公司与格旺富硒签订的《独家技术服务与商业咨询协议》，以及其他关于公司相关业务的协议。

Article 2 Grant Rights

第二条

 转股期权的授予

Existing shareholders (“Transferor”) hereby irrevocably agree to grant Gewang Selenium Enrichment an option to purchase the shares of the company, without any auxiliary condition. According to the exercise period, Gewang Selenium Enrichment has the right to demand existing shareholders to transfer their shares or options to Gewang Selenium Enrichment in accordance with the provisions of the company, and Gewang Selenium Enrichment also agree to accept such transfer.

现有股东（简称“转让人”）兹分别并共同同意，在此不可撤销地且无任何附加条件地授予格旺富硒一项购买公司股份的行权权利，根据行权期，格旺富硒有权在中国法律允许的情况下，要求现有股东以本协议规定的方式向格旺富硒或其指定的实体或个人转让期权股权。格旺富硒亦同意接受该等转股期权。

Article 3 Exercise of Option

第三条  行权的方式

1.1

Gewang Selenium Enrichment has the full power without limitation to decide the specific time, amount and numbers of exercise as long as the conditions are in accordance with PRC laws.

在中国法律允许的条件下，格旺富硒拥有绝对的自由裁量权来决定其行权的具体时间、方式和次数。

1.2

At the time of exercise, if Gewang Selenium Enrichment and/or the Designated Persons can hold all of the Company’s shares under PRC laws, Gewang Selenium Enrichment is entitled to exercise all the options; If at the time of exercise, Gewang Selenium Enrichment and/or the Designated Persons can hold part of the Company’s shares under PRC laws, Gewang Selenium Enrichment is entitled to exercise the option within the upper limit regulated by PRC laws. Under the latter situation, Gewang Selenium Enrichment is entitled to further exercise the option in accordance with PRC laws until all the option has been exercised.

如届时的中国法律允许格旺富硒和/或其指定的其他实体或个人持有公司的全部股权，格旺富硒有权选择一次性行使其全部的转股期权，由格旺富硒和/或其指定的其他实体或个人向现有股东一次性受让全部的期权股权；如届时的中国法律仅允许格旺富硒和/或其指定的其他实体或个人持有公司的部分股权，格旺富硒有权在不超过届时中国法律规定的持股比例上限的范围内确定转让股权的数额，并由格旺富硒和/或其指定的其他实体或个人向现有股东受让该等转让股权。在后一种情况下，格旺富硒有权根据中国法律所允许的持股比例上限的逐步放开，分次行使其转股期权，以期最终获得全部的期权股权。

1.3

Each time Gewang Selenium Enrichment exercises its option, it can purchase the transferred equity interests itself or designate third persons to purchase all or part of the transferred equity interests.

格旺富硒每次行权时，可以自己受让转让股权，也可以指定任意第三方来受让全部或者部分转让股权。

1.4

According to the stipulations of PRC laws and regulation, Gewang Selenium Enrichment and/or the Designated Persons may exercise Option by issuing a written notice (the “Notice”) to the Transferor and specifying the equity interest purchased from Transferor (the “Purchased Equity Interest”) and the manner of purchase. (Please refer to Appendix II for the format). The shareholders shall transfer the equity interests wholly or partly to Gewang Selenium Enrichment and/or the Designated Persons upon receipt of the Notice.

根据中国法律法规，在格旺富硒和/或其指定人员每次决定行权时，其应向各个现有转让人发出转股期权行使通知（以下称“行权通知”），说明从转让人购买的股权利息（“购买的股权利息”），以及购买的方式（请参见表格附件2）。现有股东在收到行权通知后，应将转让股权全部或部分转让给格旺富硒和/或格旺富硒指定个人。

1.5

In each time the performance of the Option:

现有股东兹分别及单独承诺并保证，在行权时：

3.5.1

The Transferor shall ask the Company to convene the shareholders’ meeting. During the meeting, the resolution, in which Transferor transfers Equity Interest to Gewang Selenium Enrichment and/or the Designated Persons, shall be made;

转让人应要求公司召开股东会并通过股东会决议及采取其它一切必要行动，同意向格旺富硒和/或其指定的个人转让股权；

3.5.2

The Transferor shall, upon the terms and conditions of this Agreement and the Notice related to the Purchased Equity Interest, enter into Equity Interest Transfer Agreement with Gewang Selenium Enrichment and/or the Designated Persons (as applicable);

其应立即按照本协议的条款及条件，以及关于购买的股权利益的通知，与格旺富硒和/或其指定的个人（适用的）签署股权转让协议；

3.5.3

The related parties shall execute all other requisite contracts, agreements or documents, obtain all requisite approval and consent of the government, conduct all necessary actions, without any security interest, transfer the valid ownership of the Purchased Equity Interest to Gewang Selenium Enrichment and/or the Designated Persons, and cause Gewang Selenium Enrichment and/or the Designated Persons to be the registered owner of the Purchased Equity Interest. In this Clause and this Agreement, “Security Interest” means the ensure, mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements. But it does not include any security interest subject to the Equity Pledge Agreement.

相关方应在无担保权益的情况下，签署所有其他必要的合同，协议或文件，从政府获得所有必要的批准及同意，进行所有必要的行为，来讲购买的股权利益的有效所有权转移至格旺富硒及/或指定个人，并使格旺富硒或/和指定的个人成为购买的股权利益的注册所有人。在本协议的条款中，“担保权益”指担保，抵押，保证，第三方权利或利益，股权利益的任何购买权，购置权，优先购买权，抵消权，留置权或其他担保安排。但是其中不包括任何股权抵押协议下的担保权益。

Article 4 Representations and Warranties

第四条  声明与保证

1.1

As of the execution date of this Agreement and every transferring date, the     Shareholder hereby represents and warrants collectively and respectively to Gewang Selenium Enrichment as follows:

截至本协议日期及每一个交易日期，股东兹整体及单独地向格旺富硒声明与保证如下：

4.1.1

It has the power and ability to enter into this Agreement, and any equity interest transferring Agreement (“Transferring Agreement”, respectively) having it as a party, for every single transfer of the Purchased Equity Interest according to this Agreement;

其具有完全、独立的法律地位和法律能力，签署本股权转让协议，以及为转让根据本协议购买的股权而签署其作为一方当事人的（分别称“转让协议”）任何股权转让协议。

4.1.2

It has the power and ability to deliver this Agreement, and any equity interest transferring Agreement (“Transferring Agreement”, respectively) having it as a party, for every single transfer of the Purchased Equity Interest according to this Agreement, and to perform its obligations under this Agreement and any Transferring Agreement. Upon execution, this Agreement and the Transferring Agreements having it as a party constitute a legal, valid and binding obligation of it enforceable against it in accordance with its terms;

其具有完全、独立的法律地位和法律能力，签署本股权转让协议，以及为转让根据本协议购买的股权而签署其作为一方当事人的（分别称“转让协议”）任何股权转让协议，并且执行其根据本协议及任何转让协议下的义务。在执行时，其作为当事人的本协议及任何转让协议均构成对其的合法的、具有约束力的义务，并可根据本协议条款对其强制执行。

4.1.3

At the date of this Agreement, it is the owner of the option. Except for the rights designated by this Agreement, It does not set any security interest on the Option, including liens, pledge, claims, guaranties and other limitations from third party;

其在本协议生效时是期权股权的所有人。除本协议所设定的权利外，期权股权上不存在任何留置权、质权、索赔权和其它担保物权及第三方限制。

4.1.4

At the date of this Agreement, the Company has all the certificates necessary to its operation. The Company has full right and qualification to operate business within the territory of China. No litigation, arbitration or administrative procedure relevant to the equity interest and assets of the Company or the corporation is in the process, to be settled or potentially take place;

公司在本协议生效时拥有其经营所需的完整的经营证照，  并有充分的权利和资质在中国境内经营业务。公司自成立至今均依法经营，不存在关于股权及公司资产的，正在解决或可能发生的任何诉讼，仲裁，或行政程序。

0.1

Gewang Selenium Enrichment represents and warrants as the following:

格旺富硒兹声明与保证如下：

4.2.1

Gewang Selenium Enrichment is a limited company registered in accordance with PRC laws. It has the power and ability to enter into, deliver and perform this Agreement;

格旺富硒是根据中国法律适当注册并合法存续的有限责任公司。格旺富硒具有完全、独立的法律地位和法律能力签署、交付并履行本协议。

4.2.2

Gewang Selenium Enrichment has performed all the necessary internal authorization procedures within the company. It owns full rights and authorization to enter into and perform the documents related to the transaction;

格旺富硒已经在公司内部执行了所有必要的内部授权程序。拥有全部权利及授权来签署并执行关于交易的文件；

Article 5 Promises of Shareholders

第五条  股东的承诺

As of the execution date of this Agreement and every transferring date, the Shareholder hereby promises collectively and respectively as follows:

截至本协议及每个转让日期，股东兹分别及单独承诺如下：

5.1

According to fair finance and business standard and tradition, to maintain the existence of the corporation, prudently and effectively operate business and deal with works during the term of the Agreement;

在本协议有效期内，其必须采取一切必要的措施，以保证公司能够维持经营，并使所有的经营在任何时候均保持持续有效。

5.2

Without prior written consent by Gewang Selenium Enrichment during the term of the Agreement,

在本协议有效期内，未经格旺富硒事先书面同意，

5.2.1

not, upon the execution of this Agreement, to sale, transfer, mortgage or dispose, in any other form, any asset, legitimate or beneficial interest of business or income of the Company, or to approve any other security interest set on it;

不得出售，转让，抵押，处置或以其他任何方式处分任何资产，公司业务或收入的任何合法或实益权利，或者在任何期权股权上设置任何担保物权；

5.2.2

not, in any form, to increase or decrease registered capital of the corporation, or to change the structure of the registered capital in any other forms;

其不得增加或者减少公司注册资本，或以任何形式改变注册资本的结构；

5.2.3

not, dispose or urge the management of the Company dispose any of the Company’s assets (except that it is in the due course of operation;)

其不得处分或促使公司的管理层处分任何的公司资产（在正常经营过程中发生的除外）；

5.2.4

not to enter into any material Agreement with the Company, other than the Agreement in the process of normal business;

除正常业务过程中的协议，不得与公司签署任何重大协议。

5.2.5

not, appoint or remove any the Company’s managing director, directors of the board (if applicable), supervisors or other management personnel that shall be appointed and removed by the Shareholders;

其不得委任或撤换任何公司的执行董事或董事会成员（如有）、监事或其他应由各现有股东任免其他公司的管理人员；

5.2.6

not, declare distribution or actually distribute any distributable profits, interests, or dividends;

其不得宣布分配或实际发放任何可分配利润、分红、股利或股息；

5.2.7

ensure the Company’s going concern without being terminated, liquidated or dissolution;

其确保公司有效存续，不被终止、清算或解散；

5.2.8

not, in any form, to supplement, change or renew the Articles of Association of the Company.

其不得以任何形式补充，修改或更新公司的公司章程。

5.3

To normally operate all business to maintain the asset value of the Company, without make any action or nonfeasance that sufficiently affects its operation and asset value during the term of the Agreement.

在本协议有效期内，其必须尽其最大的努力，以发展公司的业务，并保证公司的资产，其不会进行任何可能损害公司资产、商誉或影响公司资产价值的作为或者不作为。

Article 6 Confidentiality

第六条

 保密

6.1

The Shareholder shall not discuss with any third party, other than for the purpose of performing the obligations under this agreement, (i)the existence, nature or terms of the negotiations and this Agreement; (ii)the Gewang Selenium Enrichment’s trade secrets, proprietary business information, client information known to the Shareholder during the construction and performance of this agreement and (iii) trade secrets, proprietary business information, client information known to the Shareholder as the shareholder of the Company (the "Confidential Information") without the express written permission of the Gewang Selenium Enrichment.

无论本协议是否已终止，现有股东对于(i)本协议之签署、履行及协议内容，(ii)其因签署及履行本协议而知悉或收到的有关格旺富硒的商业秘密、专有信息、客户信息，以及(iii)其作为广东格旺的股东而知悉或收到的有关福广东格旺的商业秘密、专有信息、客户信息（以下统称为“保密信息”）均负有保密义务。现有股东仅可就其履行其在本协议项下义务之目的而使用该类保密信息。未经格旺富硒书面许可，任何现有股东均不得向任何第三方泄露上述保密信息，否则应承担违约责任并赔偿损失。

6.2

The Shareholder shall return to the Gewang Selenium Enrichment, destroy by other proper means, upon the expiration of the agreement and request of the Gewang Selenium Enrichment all documents, materials or software and cease to use any of the Confidential Information.

在本协议终止后，各现有股东均应在格旺富硒要求时将含有保密信息的全部文件、资料或软件返还、销毁或作其它相应处理，并停止使用该类保密信息。

6.3

Article 6 shall survive after the agreement is ceased or terminated.

尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

Article 7 Term of Agreement

第七条

 协议期限

7.1

This Agreement has been duly executed by the parties’ authorized representatives and terminates until all the call option under this Agreement has been transferred to Gewang Selenium Enrichment or its designated entities or natural persons.

本协议自各方正式签署之日起生效，在全部期权股权均根据本协议的约定依法转让至格旺富硒和/或其指定的其他实体或个人名下后终止。

Article 8 Notice

第八条

 通知

8.1

Any communications among parties of this Agreement, including notice, requirement and offer shall be delivered in written form.

本协议要求的或根据本协议做出的任何通知、请求、要求和其他通信往来应以书面形式送达有关方。

8.2

In the case of transmission by facsimile, the transmission shall be deemed delivered upon delivery; In case of delivering face to face, the transmission shall be deemed delivered upon delivery; all notices or communications sent by registered mail shall be deemed delivered five (5) Business Days from the time of posting.

上述通知或其它通信如以传真或电传形式发送，则一经发出即视为送达；如当面送递，则一经面交即视为送达；如以邮寄形式发送，则在投邮［五(5)天］后即视为送达。

Article 9 Breach of Agreement

第九条

 违约责任

9.1

The Parties agree and confirm that if any party (the “Breaching Party”) materially breach any terms of this Agreement or unable to perform any obligation under this Agreement, it will constitute a “Breach” act. Other party (the “Observant Party”) shall ask for remedy measures in reasonable time. If the Breaching Party does not perform any remedy measures in the reasonable time required by the Observant Party or within 10 days after the written notice of the Observant Party, then (1) if the shareholders or the Company is the breaching party, Gewang Selenium Enrichment can terminate this Agreement and ask for remedies; (2)if Gewang Selenium Enrichment is the breaching party, the observant party shall ask for remedies, but cannot terminate the Agreement.

各方同意并确认，如任一现有股东（以下称“违约方”）实质性地违反本协议项下所作的任何一项约定，或实质性地未履行本协议项下的任何一项义务，即构成本协议项下的违约（以下称“违约”），格旺富硒有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在格旺富硒书面通知违约方并提出补正要求后十(10)天内仍未补正或采取补救措施的，则格旺富硒有权自行决定选择以下的任一种违约救济方式：(1)终止本协议，并要求违约方给予全部的损害赔偿；或者(2)要求强制履行违约方在本协议项下的义务，并要求违约方给予全部的损害赔偿。

9.2

The Parties agree and confirm that the Shareholders cannot terminate this agreement under any circumstances and for any reason.

各方同意并确认，现有股东在任何情况下，均不得以任何理由要求终止本协议。

9.3

The rights and remedies designated by this Agreement are accumulative, and do not exclude other rights or remedies under laws and regulations.

本协议规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济。

9.4

Article 9 shall survive after the agreement is ceased or terminated.

尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

Article 10 Miscellaneous

第十条

 其他事项

10.1

This Agreement shall be executed in three (3) original copies and is hold respectively by each Party, and each original copy has the same legal effect.

本协议正本一式叁(3)份，本协议之各方当事人各执壹(1)份，每份具有同等法律效力。

10.2

The execution, validity, interpretation, performance, amendment, termination and the dispute resolution of this agreement are governed by the laws of PRC.

本协议的订立、生效、履行、修改、解释和终止均适用中国法律。

10.3

The Parties shall strive to settle any dispute, conflicts, or compensation claims arising from the interpretation or performance (including any issue relating to the existence, validity and termination) in connection with this Agreement through friendly consultation. In case no settlement can be reached within thirty (30) days as of one party asked for the settlement, each party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its rules. The arbitration award shall be final and conclusive and binding upon the Parties.

本协议项下发生的及与本协议有关的任何争议应由各方协商解决，如争议产生后三十(30)天内各方无法达成一致意见的，则该争议应提交中国国际经济贸易仲裁委员会（简称“CIETAC”），依据该委员会的仲裁规则在北京市进行仲裁，仲裁的结果是终局性的，对各方均有约束力。

10.4

Any right, power or remedy granted to a party by one term of this agreement does not exclude the party from any right, power or remedy granted by other terms or laws and regulations. And one party’s performance of its right, power and remedy does not exclude the party from performing other right, power and remedy.

本协议任何条款赋予各方的任何权利、权力和补救并不能排除该方依据法律规定及本协议项下其它条款所享有的其它任何权利、权力或补救，且一方对其权利、权力和补救的行使并不排除该方对其享有的其它权利、权力和补救的行使。

10.5

No failure or delay by any Party in exercising any right or remedy provided by law or under this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

一方不行使或延迟行使其根据本协议或法律享有的任何权利、权力和补救将不会导致对该等权利的放弃，并且，任何单个或部分该方权利的放弃亦不排除该方对该等权利以其他方式的行使以及其他该方权利的行使。

10.6

The headings are for convenience and under no circumstances; the headings shall affect the interpretation of the articles of the agreement.

本协议各条的标题仅为索引而设，在任何情况下，该等标题不得用于或影响对本协议条文的解释。

10.7

This Agreement is severable. If any clause of this Agreement is judged as invalid or non-enforceable according to relevant PRC Laws, such clause shall be deemed invalid only within the applicable area of the PRC Laws, and without affecting other clauses hereof in any way.

本协议的每一条款均可分割且独立于其他每一条款，如果在任何时候本协议的任何一条或多条条款成为无效、不合法或不能执行，本协议其他条款的有效性、合法性和可执行性并不因此而受到影响。

10.8

The Parties may amend and supply this Agreement with a written agreement. The amendment and supplement duly executed by the Parties shall be a part of this Agreement and shall have the same legal effect as this Agreement.

本协议一经签署即取代各方之前就同一主题签署的任何其他法律文件。本协议的任何修改、补充必须以书面形式进行，并由本协议各方适当签署后方能生效。

10.9

Without prior written approval of Gewang Selenium Enrichment, the Shareholders can not transfer, pledge or assign any right, benefit or obligation under this agreement. Gewang Selenium Enrichment can transfer, pledge or assign any right benefit or obligation under this agreement upon notice of the other parties.

未经格旺富硒的事先书面同意，任何现有股东均不得向任何第三方转让其于本协议下的任何权利及/或义务，格旺富硒有权在通知现有股东后，将其在本协议下的任何权利及/或义务转让给其指定的任何第三方。

10.10

This agreement is binding to all the parties herein and their respective lawful successors and assignees.

本协议对各方的合法继受人均具有约束力。

[The blank is intently left.]

    此处留白

The parties hereby sign as the following:

本协议由各方签署如下：

Gewang Selenium Enrichment Information Consulting (Shenzhen) Co., Ltd. (seal)

格旺富硒信息咨询（深圳）有限公司（盖章）

Signature（签署）：/s/ Shili Zhang

Legal Representative/Authorized Representative（法定代表人/授权代表)：

Zhang Shili张士力

Signature（签署）：/s/ Shili Zhang

Zeng Yun曾云

Signature（签署）：/s/ Zeng Yun

Xu Wei徐巍

Signature（签署）：/s/ Xu Wei

Appendix I：

附件一：

Current Situation of Guangdong Gewang Biotechnology Co.,Ltd.

广东格旺生物科技股份有限公司基本情况

Name：Guangdong Gewang Biotechnology Co.,Ltd.

公司名称：广东格旺生物科技股份有限公司

Registered Address：Xita 23c,Star International,NO.8,Jinsui Road,Pearl River New Town, Guangzhou Province, China

注册地址：中国广州珠江新城金穗路8号星汇国际大厦西塔23C

Registered Capital：RMB10,000,000Yuan

注册资本：人民币10,000,000元

Legal Representative：

Zhang Shili

法定代表人：张士力

Share Structure：

股权结构：

Shareholder 股东名称	Capital Contribution(RMB) 出资额(人民币)	Percentage出资比例
Zhang Shili张士力	5,400,000	54%
Zeng Yun曾云	2,800,000	28%
Xu Wei徐巍	1,800,000	18%

Appendix II：

附件二：

Format of Notice

行权通知格式

To：Zhang Shili, Zeng Yun, and Xu Wei

致：张士力、曾云、徐巍

Whereas our Company has entered into a Call Option Agreement on April 6th, 2015, which designated that under circumstances permitted by PRC laws and regulations, upon our requirement, you shall transfer your equity interests in Guangdong Gewang Biotechnology Co.,Ltd. to our Company or any third person designated by our Company.

鉴于本公司于2015年4月6日与阁下签署了一份《股权转让期权协议》，约定在中国法律、法规允许的条件下，阁下应根据本公司的要求，向本公司或本公司指定的任何第三方转让阁下在广东格旺生物科技股份有限公司中持有的股权。

Hereby, we issue the Notice of the following:

因此，本公司特此发出本通知如下：

Our Company hereby exercises the option under the Call Option Agreement and requires you to transfer____% of equity interests of Guangdong Gewang Biotechnology Co.,Ltd, you hold to the Company. Please immediately transfer the equity interests above mentioned to the Company or_______ (designated company or person) according to Call Option Agreement upon receipt of this Notice.

本公司兹要求行使期权协议项下的转股期权，由[本公司]/本公司指定的[公司/个人名称]受让人持有的占广东格旺注册资本___%的股权。请在收到本通知后，立即依据期权协议的约定，向本公司或_________[指定公司/个人名称]转让上述的股权。

Gewang Selenium Enrichment Information Consulting (Shenzhen) Co., Ltd. (seal)

格旺富硒信息咨询（深圳）有限公司（盖章）

Signature（签署）：______________

Legal Representative/Authorized Representative（授权代表人/授权代表)：

Date: April 6th, 2015

日期：2015年4月6日

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